PHC, INC.

                                 200 Lake Street
                                    Suite 102
                          Peabody, Massachusetts 01960




                                November 24, 2003








Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of PHC, Inc., which will be held on Tuesday, December 30, 2003, at 2:00 PM, at the
corporate   offices  of  PHC,  Inc.,  200  Lake  Street,   Suite  102,  Peabody,
Massachusetts 01960.

     The following Notice of Annual Meeting of Stockholders and Proxy Statement describes the items to be considered at this year's annual meeting. In addition to electing six directors to the board and ratifying the company's auditors, stockholders are also being asked to approve a new stock option and purchase plan to replace the previous plan which expired August 26, 2003.

     Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and promptly return the enclosed proxy. You can revoke it at any time prior to the meeting, or vote your shares personally if you attend the meeting. We look forward to seeing you.

                                                Sincerely,
                                            /s/ Bruce A. Shear
                                                Bruce A. Shear
                                                President



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
                                    PHC, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 30, 2003

     The Annual Meeting of Stockholders of PHC, Inc. (the "Company") will be held at our corporate offices at 200 Lake Street, Suite 102, Peabody, Massachusetts, on Tuesday, December 30, 2003, at 2:00 PM, for the following purposes:

1. To elect six directors (two to be elected by the holders of the Company's Class A Common Stock and four to be elected by the holders of the Company's Class B Common Stock) to hold office until the annual meeting next following their election and until their successors are duly elected and qualified;

2. To consider and vote upon a new stock option and purchase plan to replace the former plan, which expired on August 26, 2003. If approved the new plan will provide 1,300,000 shares of Class A Common Stock available for issuance under the plan;

3. To ratify the selection by the Board of Directors of BDO Seidman, LLP as the Company's independent auditors; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on November 7, 2003 as the record date for determination of stockholders entitled to notice of, and to vote at the annual meeting and at any adjournment thereof.

     All stockholders are cordially invited  to attend the meeting.


                                        By order of the Board of Directors

                                    /s/ Paula C. Wurts
                                        Paula C. Wurts, Assistant Clerk

Peabody, Massachusetts
November 24, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.




                                    -- 2 --

                                    PHC, INC.

                                 200 Lake Street
                                    Suite 102
                          Peabody, Massachusetts 01960
                                 (978) 536-2777

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHC, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Corporate offices of the Company at 200 Lake Street, Suite 102, Peabody, Massachusetts on December 30, 2003 at 2:00 PM (Boston time), and at any adjournment of that meeting (the "Annual Meeting"). Each proxy will be voted in accordance with the instructions specified, and if no instruction is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting. A stockholder may revoke any proxy at any time before it is exercised by filing a later dated proxy or written notice of revocation with Paula C. Wurts, Assistant Clerk of the Company, or by voting in person at the Annual Meeting.

     The Company's Annual Report on Form 10-KSB for the year ended June 30, 2003 is being mailed to stockholders together with this Proxy Statement. The Company will furnish any exhibit to the Company's Annual Report on Form 10-KSB upon the payment of a processing fee of ten cents per page plus mailing costs. The date of mailing of this Proxy Statement is expected to be on or about November 24, 2003.

     The Board of Directors has fixed November 7, 2003 as the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"). On that date there were outstanding and entitled to vote 13,342,213 shares of Class A Common Stock and 726,991 shares of Class B Common Stock of the Company (the shares of Class A Common Stock and Class B Common Stock are referred to collectively herein as the "Shares"). Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to five votes. The holders of the Company's Class A Common Stock are entitled to elect two members of the Company's Board of Directors (the "Class A Directors") and holders of the Company's Class B Common Stock are entitled to elect all the remaining members of the Company's Board of Directors (the "Class B Directors"). Holders of Class A Common Stock will receive proxy cards, which will be different from those received by the holders of Class B Common Stock. The proxy cards received by the holders of Class A Common Stock will contain a proposal relating to the election of the two members of the Board of Directors to be elected by the holders of the Class A Common Stock, in addition to any other proposals to be voted upon during the General Session. Holders of Class B Common Stock will receive proxy cards, which will contain a proposal relating to the election of the four members of the Board of Directors to be elected by the holders of the Class B Common Stock, in addition to any other proposals to be voted upon during the General Session. Except for the election of directors, the holders of class A Common Stock and Class B Common Stock vote as one class.

     The Annual Meeting will comprise three related but separate sessions: (i) a special session of the holders of Class A Common Stock, during which session only holders of Class A Common Stock are entitled to vote, for the separate election by such holders of two directors, and no other business may properly



                                    -- 3 --
come before the meeting; (ii) a special session of the holders of Class B Common Stock,;l during which session only holders of Class B Common Stock are entitled to vote, for the separate election by such holders of four directors, and no other business may properly come before the meeting; and (iii) a general session of the holders of the Class A Common Stock and the Class B Common Stock for the approval of a new stock purchase and option plan, ratification of the selection of independent auditors and for the conduct of such other business as may properly come before the Annual Meeting (the "General Session"). The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which, combined, have the right to cast a majority of the votes which may be cast with respect to matters arising during the General Session will constitute a quorum for the conduct of business at the General Session. The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which have the right to cast a majority of the votes which may be cast with respect to matters arising during the Class A Session and the Class B Session, respectively, will constitute a quorum for purposes of the Class A Session and the Class B Session, respectively.

     The affirmative vote of the holders of a plurality of the shares of each of Class A Common Stock and Class B Common Stock represented at the meeting is required for the election of the Class A Directors and the Class B Directors, respectively. Approval of each of the other matters that is before the meeting will require the affirmative vote of the holders of a majority of the Shares represented at the meeting and voting thereon. No votes may be taken at the meeting, other than a vote to adjourn, unless the appropriate quorum (as set forth in the preceding paragraph) has been constituted. Shares voted to abstain or to withhold as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed represented for quorum purposes. Such shares, however, shall not be deemed to be voting on such matters, and therefore will not be the equivalent of negative votes as to such matters. Votes will be tabulated by the Company's transfer agent subject to the supervision of persons designated by the Board of Directors as inspectors.


                                    -- 4 --

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of shares of the Company's Class A Common Stock, and Class B Common Stock (the only classes of voting capital stock of the Company currently outstanding) as of November 8, 2003, by (i) each person known by the Company to beneficially own more than 5% of any class of the Company's voting securities, (ii) each director of the Company, (iii) the Company's Chief Executive Officer, (iv) each of the Company's four most highly compensated executive officers other than its Chief Executive Officer who were serving as officers of the Company at the end of the 2003 fiscal year and whose salary and bonus for the 2003 fiscal year exceeded $100,000 and (v) all directors and officers of the Company as a group (the individuals specified in subsections (iii) and (iv) hereof collectively are referred to herein as the "Named Executive Officers"). Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. In preparing the following table, the Company has relied on the information furnished by the persons listed below:

                        Name and Address           Amount and
  Title of Class        of Beneficial Owner        Nature of          Percent
                                                   Beneficial           of
                                                   Owner (13)          Class
_______________________________________________________________________________

Class A Common Stock    Bruce A. Shear              462,245(1)          3.4%
                        c/o PHC, Inc.
                        200 Lake Street
                        Peabody, MA   01960
                        Robert H. Boswell           169,429(2)          1.3%
                        c/o PHC, Inc.
                        200 Lake Street
                        Peabody, MA   01960
                        Michael R. Cornelison**     128,982(3)          *
                        c/o PHC, Inc.
                        200 Lake Street
                        Peabody, Ma  01960
                        Paula C. Wurts              120,197(4)          *
                        c/o PHC, Inc.
                        200 Lake Street
                        Peabody, MA   01960
                        Howard W. Phillips          116,500(5)          *
                        P. O. Box 2047
                        East Hampton, NY  11937
                        Gerald M. Perlow             92,375(6)          *
                        c/o PHC, Inc.
                        200 Lake Street
                        Peabody, MA   01960
                        Donald E. Robar              92,352(7)          *
                        c/o PHC, Inc.
                        200 Lake Street
                        Peabody, MA   01960
                        William F. Grieco            86,375(8)          *
                        115 Marlborough Street
                        Boston, MA   02116


                                    -- 5 --

                        Name and Address           Amount and
  Title of Class        of Beneficial Owner        Nature of          Percent
                                                   Beneficial           of
                                                   Owner (13)          Class
_______________________________________________________________________________

Common Class A Stock    David E. Dangerfield         12,500(9)          *
 (continued)            5965 South 900 East
                        Salt Lake City, UT 84121
                        All  Directors and        1,278,455(10)         9.3%
                        Officers as a Group
                        (9 persons)
                        The Shaar Fund Ltd.       1,109,327             8.3%
                        c/o Citco Funds
                        Services, Curacao
                        Kaya Flamboyan 9
                        Curacao, Netherland
                        Antilles
                        Peter S. Lynch              789,500             5.9%
                        82 Devonshire Street
                        S8A
                        Boston, MA  02109
Class B Common          Bruce A. Shear              671,259(12)        92.3%
Stock (11)              c/o PHC, Inc.
                        200 Lake Street
                        Peabody, MA   01960
                        All Directors and           671,259            92.3%
                        Officers as a
                        Group (9 persons)

     *    Less than 1%

     ** Michael R. Cornelison resigned his position as Executive Vice President on November 17, 2003. As stipulated in his separation agreement, after six months, the Company will purchase his shares for $1.00 per share and buy back his option rights based on a cashless exercise also at $1.00 per share.

          1. Includes 80,250 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.30 to $.75 per share.
          2. Includes 57,000 shares of Class A Common Stock issuable pursuant to currently exercisable stock options at an exercise price range of $.25 to $.75 per share.
          3. Includes 47,000 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.25 to $.75 per share.
          4. Includes 57,000 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.25 to $.75 per share.
          5. Includes 54,250 shares of Class A Common Stock issuable pursuant to currently exercisable stock options having an exercise price range of $.22 to $.75 per share.
          6. Includes 48,125 shares of Class A Common Stock issuable pursuant to currently exercisable stock options or stock options which will become exercisable within sixty days, having an exercise price range of $.22 to $6.63 per share.


                                    -- 7 --

          7. Includes 51,625 shares of Class A Common Stock issuable pursuant to currently exercisable stock options or stock options which will become exercisable within sixty days, having an exercise price range of $.22 to $6.63 per share.
          8. Includes 47,125 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.22 to $3.50 per share.
          9. Includes 12,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $ .55 to $ .75 per share.
          10. Includes an aggregate of 452,375 shares of Class A Common Stock issuable pursuant to currently exercisable stock options. Of those options, 5,500 have an exercise price of $6.63 per share, 6,000 have an exercise price of $3.50 per share, 6,000 have an exercise price of $2.06 per share, 6,000 have an exercise price of $1.03 per share, 6,000 have an exercise price of $.81 per share, 82,500 have an exercise price of $.75 per share, 12,500 have an exercise price of $.74 per share, 74,000 have an exercise price of $.55 per share, 7,500 have an exercise price of $.45 per share, 20,000 have an exercise price of $.35 per share, 199,875 have an exercise price of $.30 per share, 23,000 have an exercise price of $.25 per share and 6,000 have an exercise price of $.22 per share.
          11. Each share of class B common stock is convertible into one share of class A common stock automatically upon any sale or transfer or at any time at the option of the holder.
          12.  Includes  56,369 shares of class B common stock pledged to Steven
               J. Shear of 2 Addison Avenue, Lynn, Massachusetts 01902, Bruce A. Shear's brother, to secure the purchase price obligation of Bruce
               A. Shear in connection with his purchase of his brother's stock in the Company in December 1988. In the absence of any default under this obligation, Bruce A. Shear retains full voting power with respect to these shares.
          13. "Amount and Nature of Beneficial Ownership". Each share of Class A Common Stock is entitled to one vote per share and each share of Class B Common Stock is entitled to five votes per share on all matters on which stockholders may vote (except that the holders of the Class A Common Stock are entitled to elect two members of the Company's Board of Directors and holders of the Class B Common Stock are entitled to elect all the remaining members of the Company's Board of Directors).

     By virtue of the fact that Mr. Shear owns 92% of the class B shares and the class B shareholders have the right to elect all of the directors except the two directors elected by the class A shareholders, Mr. Shear has the right to elect the majority of the members of the Board of directors and may be deemed to be in control of the Company.

     Based on the number of shares listed under the column headed "Amount and Nature of Beneficial Ownership," the following persons or groups held the following percentages of voting rights for all shares of common stock combined as of August 1, 2003:

                Bruce A. Shear ........................................22.39%
                All Directors and Officers as a Group
                   (9 persons).........................................26.59%


                                    -- 8 --

                              ELECTION OF DIRECTORS

     The members of the Board of Directors elected at the Annual Meeting will be classified into two classes of directors. Two directors will be elected by the holders of the Company's Class A Common Stock and the balance of the directors will be elected by the holders of the Company's Class B Common Stock. The terms of the present directors expire at the Annual Meeting or when the successors are chosen and qualified, if later. The Board of Directors has fixed at six the number of directors to be elected at the Annual Meeting.

     The nominees for Class A Directors for election at the Annual Meeting are Donald E. Robar and Gerald M. Perlow. The nominees for Class B Directors for election at the Annual Meeting are Bruce A. Shear, Howard W. Phillips, William
F. Grieco and David E. Dangerfield. The proxy for holders of Class A Common Stock will be voted to elect as Class A Directors the two nominees (Donald E. Robar and Gerald M. Perlow), unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy for holders of Class B Common Stock will be voted to elect as Class B Directors the four nominees (Bruce A. Shear, Howard W. Phillips, William F. Grieco and David E. Dangerfield), unless authority to vote for the election of directors is withheld by marking the proxy to that effect. Donald E. Robar, Gerald M. Perlow, Bruce A. Shear, Howard W. Phillips, William F. Grieco and David E. Dangerfield are presently directors of the Company and have consented to serve if reelected.

       Name                     Age             Position
______________________________________________________________________________

Bruce A. Shear                  48      Director since 1980, President and CEO
Gerald M. Perlow, M.D           65      Director since 1993 and Clerk
Donald E. Robar (1)(2)          66      Director since 1985
Howard W. Phillips              73      Director since 1996
William F. Grieco (1)(2)        49      Director since 1997
David E. Dangerfield (1)        62      Director since 2001

(1) Member of Audit Committee.
(2) Member of Compensation Committee.

     All of the directors hold office until the annual meeting of stockholders next following their election, or until their successors are elected and qualified. The Audit Committee assists the Board of Directors in fulfilling its responsibilities to stockholders concerning the Company's financial reporting and internal controls, and facilitates open communication among the Audit Committee, Board of Directors, outside auditors and management. The Compensation Committee reviews and sets executive compensation. Officers are elected annually by the Board of Directors and serve at the discretion of the Board. There are no family relationships among any of the directors or officers of the Company.

     Information with respect to the business experience and affiliations of the directors of the Company is set forth below.

     BRUCE A. SHEAR has been President, Chief Executive Officer and a Director of the Company since 1980 and Treasurer of the Company from September 1993 until February 1996. From 1976 to 1980 he served as Vice President, Financial Affairs, of the Company. Mr. Shear has served on the Board of Governors of the Federation of American Health Systems for over fifteen years. Mr. Shear received an M.B.A. from Suffolk University in 1980 and a B.S. in Accounting and Finance from Marquette University in 1976.

                                    -- 9 --

     GERALD M. PERLOW, M.D. has served as a Director of the Company since May 1993 and as Clerk since February 1996. Dr. Perlow is a retired cardiologist who practiced medicine in Lynn, Massachusetts, and has been Associate Clinical Professor of Cardiology at the Tufts University School of Medicine, emeritus, since 1972. Dr. Perlow is a Diplomat of the National Board of Medical Examiners and the American Board of Internal Medicine (with a subspecialty in cardiovascular disease) and a Fellow of the American Heart Association, the American College of Cardiology and the American College of Physicians. From 1987 to 1990, Dr. Perlow served as the Director, Division of Cardiology, at AtlantiCare Medical Center in Lynn, Massachusetts. Dr. Perlow served as a consultant to Wellplace.com, formerly Behavioralhealthonline.com, in fiscal year 2000 and has been a contributing journalist to Wellplace.com since 1999. Dr. Perlow received a B.A. from Harvard College in 1959 and an M.D. from Tufts University School of Medicine in 1963.

     DONALD E. ROBAR has served as a Director of the Company since 1985 and as the Treasurer from February 1996 until April 2000. He served as the Clerk of the Company from 1992 to 1996. Dr. Robar has been a professor of Psychology since 1961, most recently at Colby-Sawyer College in New London, New Hampshire, where he retired in 1997. Dr. Robar received an Ed.D. from the University of Massachusetts in 1978, an M.A. from Boston College in 1968 and a B.A. from the University of Massachusetts in 1960.

     HOWARD W. PHILLIPS has served as a Director of the Company since August 27, 1996 and has been an employee of the Company serving as a public relations specialist since August 1, 1995. From 1982 until October 31, 1995, Mr. Phillips was the Director of Corporate Finance for D.H. Blair Investment Corp. From 1969 until 1981, Mr. Phillips was associated with Oppenheimer & Co. where he was a partner and Director of Corporate Finance.

     WILLIAM F. GRIECO has served as a Director of the Company since February 18, 1997. Mr. Grieco is engaged in the private practice of law, serving as corporate counsel for science and technology companies on an outsourced basis. From November 2001 to November 2002, he was Senior Vice President and General Counsel of IDX Systems Corporation, a healthcare information technology Company. From August 1999 to October 2001, Mr. Grieco was a Managing Director of Arcadia Strategies, LLC, a legal and business consulting organization. From November 1995 to July 1999 he served as Senior Vice President and General Counsel for Fresenius Medical Care North America. From 1989 until November of 1995, Mr. Grieco was a partner at Choate, Hall & Stewart, a general service law firm. Mr. Grieco received a BS from Boston College in 1975, an MS in Health Policy and Management from Harvard University in 1978 and a JD from Boston College Law School in 1981.

     DAVID E. DANGERFIELD has served as a Director of the Company since December 2001. Since 1977, he has served as the Executive Director for Valley Mental Health in Salt Lake City, Utah. Valley Mental Health is a private not-for-profit comprehensive mental health agency with an annual budget of over $60 million which provides in-patient and out-patienmt psychiatric services to adults, children and adolescents at various locations throughout the State of Utah. As executive director, Mr. Dangerfield has both operational and financial responsibility for the agency. Since 1974, Mr. Dangerfield has been a partner for Professional Training Associates (PTA). In 1989, he became a consultant across the nation for managed mental health care and the enhancement of mental health delivery services. David Dangerfield serves as a Board member of the


                                    -- 10 --

Mental Health Risk Retention Group and Mental Health Corporation of America, which are privately held corporations, and the Utah Hospital Association, which is a state organization. Mr. Dangerfield is a Trustee of the Valley Foundation and non-profit organization in Midvale, Utah. Mr. Dangerfield graduated from the University of Utah in 1972 with a Doctorate of Social Work after receiving his Masters of Social Work from the University in 1967.

           THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR.


NON-DIRECTOR EXECUTIVE OFFICERS

Robert H. Boswell                55   Senior Vice President
Michael R. Cornelison*           54   Executive Vice President
Paula C. Wurts                   54   Controller, Treasurer and Assistant Clerk

     *Michael R. Cornelison resigned his position as Executive Vice President on November 17, 2003.

     Information with respect to the business experience and affiliations of the non-director executive officers of the Company is set forth below.

     ROBERT H. BOSWELL has served as the Senior Vice President of the Company since February 1999 and as executive vice president of the Company from 1992 to 1999. From 1989 until the spring of 1994, Mr. Boswell served as the Administrator of the Company's Highland Ridge Hospital facility where he is based. Mr. Boswell is principally involved with the Company's substance abuse facilities. From 1981 until 1989, he served as the Associate Administrator at the Prevention Education Outpatient Treatment Program--the Cottage Program, International. Mr. Boswell graduated from Fresno State University in 1975 and from 1976 until 1978 attended Rice University's doctoral program in philosophy. Mr. Boswell is a Board Member of the National Foundation for Responsible Gaming and the Chair for the National Center for Responsible Gaming.

     MICHAEL R. CORNELISON has served as Executive Vice President and Chief Operating Officer of the Company since June 1999. Mr. Cornelison also served as the Director of Michigan Operations from December 1997 through April 1998 and Vice President of Operations from April 1998 through June of 1999. Prior to joining the Company Mr. Cornelison spent eleven years as a psychiatric hospital administrator for both Universal Health Services and Charter Medical Systems. Mr. Cornelison attended Washington State University and received a degree in Business Management from LaSalle University in 1975. Mr. Cornelison has served two terms as member of the Board of Governors of the Federation of American Health Systems.

     PAULA C. WURTS has served as the Controller of the Company since 1989, as Assistant Clerk since January 1996, as Assistant Treasurer from 1993 until April 2000 when she became Treasurer. Ms. Wurts served as the Company's Accounting Manager from 1985 until 1989. Ms. Wurts received an Associate's degree in Accounting from the University of South Carolina in 1980, a B.S. in Accounting from Northeastern University in 1989 and passed the examination for Certified Public Accountants. She received a Master's Degree in Accounting from Western New England College in 1996.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board held four  meetings  during the fiscal year 2003.  During  fiscal


                                    -- 11 --
year 2003, each director attended 100% of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all Board committees on which such director served (during the periods that he served as a member). The Board has a standing audit committee (the "Audit Committee") and a standing compensation committee, but does not have a standing nominating committee.

     The Audit Committee was composed of Dr. Perlow, Mr. Robar and Mr. Grieco during the fiscal year ended June 30, 2003. Mr. Robar and Mr. Grieco are both independent with respect to the Company, while Dr. Perlow is not independent under Rule 4200 (a)(14) of the NASD's listing as he also serves as the Clerk of the Company and has provided consultant services to a wholly owned subsidiary of the Company. In response to the requirement of the SEC to provide an independent Audit Committee, which includes a financial expert, in June 2003 Dr. Perlow was replaced by Dr. Dangerfield who is independent and considered by the Board of Directors to be a financial expert based on his financial experience with Valley Mental Health as outlined above. There have been no changes to the audit committee charter adopted during the April 2000 Board of Directors meeting and filed with the fiscal year 2000 proxy statement. The Audit Committee assists the Board of Directors in fulfilling its responsibilities to stockholders concerning the Company's financial reporting and internal controls, and facilitates open communication among the Audit Committee, Board of Directors, outside auditors and management. The Audit Committee discusses with management and the outside auditors the financial information developed by the Company, the Company's system of internal controls and the Company's audit process. The Audit Committee selects the independent auditors who will audit the books of the Company for that year and approves the fees to be charged for the audit and tax filings for the fiscal year ended June 30, 2004. The independent auditors meet with the Audit Committee both with and without the presence of the Company's management to review and discuss various matters pertaining to the audit, including the Company's financial statements, the report of the independent auditors on the results, scope and terms of their work and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company. The audit committee met four times during fiscal year 2003.

     During fiscal 2003 the Compensation Committee consisted of Mr. Donald Robar and Dr. Gerald Perlow. The Compensation Committee met twice during fiscal 2003. Mr. Shear does not participate in discussions concerning, or vote to approve, his salary. At the June 2003 meeting of the Board of directors, the Board confirmed Mr. Robar as a Compensation Committee member and appointed Mr. William Grieco as the second member of the Compensation Committee. This Compensation Committee member change is in response to the requirement of the SEC to provide an independent compensation committee.






                                    -- 12 --

Audit Committee Report

     The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2003 with the Company's independent auditors and management. The Audit Committee has discussed with BDO Seidman, LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from BDO Seidman required by Independence Standards Board Standard No. 1 and has discussed with BDO Seidman its independence. The discussions that the Audit Committee had with BDO Seidman, LLP regarding the matters described above occurred before the filing with the SEC of the Company's Annual Report on form 10-KSB for fiscal 2003.

                                                  AUDIT COMMITTEE
                                                  David E. Dangerfield
                                                  Donald E. Robar
                                                  William F. Grieco





                                    -- 13 --

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Employment agreements
     The Company has not entered into any employment agreements with its executive officers. The Company owns and is the beneficiary on a $1,000,000 key man life insurance policy on the life of Bruce A. Shear.

Executive Compensation
     Four executive officers of the Company received compensation in the 2003 fiscal year, which exceeded $100,000. The following table sets forth the compensation paid or accrued by the Company for services rendered to these executives in fiscal year 2003, 2002 and 2001:

                                          Summary Compensation Table
                                                                           Long Term
                                                                           Compensation
                                                Annual Compensation         Awards
                          _______________________________________________________________________________
(a)                        (b)     (c)         (d)        (e)               (g)               (i)
                                                                             Securities
Name and                                                   Other Annual      Underlying       All Other
Principal                   Year    Salary      Bonus      Compensation      Options/SARs     Compensation
Position                              ($)        ($)            ($)               (#)             ($)
__________________________________________________________________________________________________________
Bruce A. Shear              2003    $306,771     $25,000      $15,730 (1)        40,000         $11,200
  President and Chief       2002    $310,000     $37,500      $71,390 (2)        20,000         $ 3,400
  Executive Officer         2001    $310,000       --         $19,571 (3)        67,000         $ 6,285

Robert H. Boswell           2003    $152,937     $40,147      $12,180 (4)        25,000         $ 7,000
  Senior Vice President     2002    $137,000     $ 7,000      $67,301 (5)        25,000         $ 3,725
                            2001    $126,000     $16,309      $15,521 (6)        41,000         $ 3,864

Michael R. Cornelison*      2003    $117,448     $30,000      $ 9,392 (7)        25,000         $ 7,000
   Executive Vice           2002    $114,333       --         $60,356 (8)        10,000         $ 1,700
   President                2001    $ 96,000     $15,910      $14,160 (9)        41,000         $ 3,864

Paula C. Wurts              2003    $116,981     $22,000      $11,270 (10)       25,000         $ 7,000
   Controller, Treasurer    2002    $111,800     $ 2,000      $36,825 (11)       25,000         $ 3,725
   And Assistant Clerk      2001    $100,800     $ 6,414      $13,867 (12)       41,000         $ 3,864

                                    -- 14 --

* Michael R. Cornelison resigned his position as Executive Vice President on November 17, 2003. In consideration for continued availability during this transition period, the Company will provide Mr. Cornelison with six months additional salary beyond his resignation date. After six months, the Company will purchase his shares for $1.00 per share and buy back his option rights based on a cashless exercise of $1.00 per share and the balance then due of Mr. Cornelison's promissory note, estimated at $4,500, will be offset against the amount due for the purchase of his shares and option rights.

     (1) This amount represents $4,057 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, $4,768 in premiums paid by the Company with respect to life insurance for the benefit of Mr. Shear, $1,387 in premiums paid by the Company with respect to disability insurance for the benefit of Mr. Shear, $2,009 in club membership dues paid by the Company for the benefit of Mr. Shear and $3,509 personal use of a Company car held by Mr. Shear.

     (2) This amount represents $3,983 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, $4,768 in premiums paid by the Company with respect to life insurance for the benefit of Mr. Shear, $336 in club membership dues paid by the Company for the benefit of Mr. Shear, $2,678 personal use of a Company car held by Mr. Shear and $59,625 based on the intrinsic value of the repricing of options held by Mr. Shear.

     (3) This amount represents $3,799 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, $4,768 in premiums paid by the Company with respect to life insurance for the benefit of Mr. Shear, $208 in club membership dues paid by the Company for the benefit of Mr. Shear, $2,921 personal use of a Company car held by Mr. Shear and $7,875 based on the intrinsic value of the repricing of options held by Mr. Shear.

     (4) This amount represents a $6,000 automobile allowance, $3,212 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Boswell, $640 in membership dues paid by the Company for the benefit of Mr. Boswell, $617 in benefit derived from the purchase of shares through the employee stock purchase plan, $401 in club membership dues paid by the Company for the benefit of Mr. Boswell and $1,950 based on the intrinsic value of the repricing of options held by Mr. Boswell

     (5) This amount represents a $6,000 automobile allowance, $2,323 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Boswell, $640 in membership dues paid by the Company for the benefit of Mr. Boswell, $363 in benefit derived from the purchase of shares through the employee stock purchase plan, and $57,975 based on the intrinsic value of the repricing of options held by Mr. Boswell.

     (6) This amount represents a $6,000 automobile allowance, $1,195 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Boswell, $22 in Class A Common Stock issued to employees, $219 in benefit derived from the purchase of shares through the employee stock purchase plan and $8,085 based on the intrinsic value of the repricing of options held by Mr. Boswell.

                                    -- 15 --

     (7) This amount represents a $7,800 automobile allowance, $633 in membership dues paid by the Company for the benefit of Mr. Cornelison, $309 in benefit derived from the purchase of shares through the employee stock purchase plan and $650 based on the intrinsic value of the repricing of options held by Mr. Cornelison.

     (8) This amount represents a $7,800 automobile allowance, $243 in medical expenses reimbursed by the Company and $52,313 based on the intrinsic value of the repricing of options held by Mr. Cornelison.

     (9) This amount represents a $7,050 automobile allowance, $22 in Class A Common Stock issued to employees and $7,088 based on the intrinsic value of the repricing of options held by Mr. Cornelison.

     (10) This amount represents a $4,800 automobile allowance, $4,211 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Ms. Wurts, $309 in benefit derived from the purchase of shares through the employee stock purchase plan and $1,950 based on the intrinsic value of the repricing of options held by Ms. Wurts.

     (11) This amount represents a $4,800 automobile allowance, $4,319 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Ms. Wurts, $181 in benefit derived from the purchase of shares through the employee stock purchase plan and $27,525 based on the intrinsic value of the repricing of options held by Ms. Wurts.

     (12) This amount represents a $4,800 automobile allowance, $4,319 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Ms. Wurts, $22 in Class A Common Stock issued to employees, $146 in benefit derived from the purchase of shares through the employee stock purchase plan and $4,580 based on the intrinsic value of the repricing of options held by Ms. Wurts.

STOCK OPTION PLANS

     The 1993 stock option plan provides for the issuance of a maximum of 2,000,000 shares of Class A common stock of the Company pursuant to the grant of incentive stock options to employees or nonqualified stock options to employees, directors, consultants and others whose efforts are important to the success of the Company. Prior to its expiration in August 2003, the company had available 2,000,000 options for grant under the plan. Of that number 1,828,500 were issued, 600,250 were exercised, 351,750 expired, and 876,500 remain outstanding. During 2003, 257,500 options were issued under the plan. These options were issued at market value on the date of grant, vesting 25% immediately and 25% on each of the first three anniversaries of the grant and expiring five years from the grant date.

     The non-employee directors' stock option plan provides for the grant of non-statutory stock options automatically at the time of each annual meeting of the Board. Through June 30, 2003, options for 105,500 shares were granted under this plan. A maximum of 350,000 shares may be issued under this plan. Each outside director is granted an option to purchase 10,000 shares of Class A common stock at fair market value on the date of grant, vesting 25% immediately and 25% on each of the first three anniversaries of the grant and expiring ten years from the grant date. Accordingly, 40,000 options were issued under the plan in fiscal 2003.


                                    -- 16 --

Stock Option Grants

     During fiscal 2003 the Company granted options to purchase 257,500 shares of class A common stock. Of the grants issued 217,500 were incentive options and 40,000 were non-qualified stock options. The following table provides information about options granted to the officers and directors during fiscal 2003 under the Company's Stock Option Plan.

                         Individual Grants

(a)                      (b)           (c)               (d)          (e)
                         Number of      % of Total
                         Securities     Options/SARs
                         Underlying     Granted to       Exercise or
                         Options/SARs   Employees        Base Price  Expiration
Name                     Granted (#)    in Fiscal Year   ($/Share)      Date
________________________________________________________________________________
Bruce A. Shear           40,000           15.5%            $.75     09/30/2007
Robert H. Boswell        25,000            9.7%            $.75     09/30/2007
Michael R. Cornelison*   25,000            9.7%            $.75     09/30/2007
Paula C. Wurts           25,000            9.7%            $.75     09/30/2007


All directors and       175,000           68.0%        $.74-$75     09/30/2007 -
    officers as a                                                   01/08/2008
    group 9 persons)

     The following table provides information about options granted to the non-employee directors during fiscal 2003 under the Company's 1995 Non-Employee Director Stock Option Plan.

                                Individual Grants
(a)                     (b)            (c)             (d)         (e)
                         Number of      % of Total
                         Securities     Options/SARs
                         Underlying     Granted to      Exercise or
                         Options/SARs   Employees       Base Price   Expiration
Name                     Granted (#)    in Fiscal Year   ($/Share)     Date
_______________________________________________________________________________
David Dangerfield          10,000          25%            $ .74      01/08/2013
William Grieco             10,000          25%            $ .74      01/08/2013
Gerald Perlow              10,000          25%            $ .74      01/08/2013
Donald Robar               10,000          25%            $ .74      01/08/2013


     The following table provides information about options exercised by officers and directors during fiscal 2003 and the number and value of options held at the end of fiscal 2003.

                                    -- 17 --

(a)                      (b)         (c)       (d)                (e)
                                               Number of
                                               Securities         Value of
                                               Underlying         Unexercised
                         Shares                Unexercised        In-the-Money
                         Acquired              Options/SARs at    Options/SARs
                         on          Value     FY-End (#)         at FY-End ($)
Name                     Exercise    Realized  Exercisable/       Exercisable/
                           (#)         ($)     Unexercisable      Unexercisable
_______________________________________________________________________________
  Officers
Bruce A. Shear           125,000    $63,750    70,250/81,750    $26,018/$23,673
Robert H. Boswell         73,005     45,263    49,500/49,833    $17,890/$12,713
Michael R. Cornelison*    65,645     40,700    39,500/36,500    $14,565/$7,655
Paula C. Wurts            35,459     21,985    49,500/53,167    $17,890/$14,447

  Directors
David Dangerfield             00         00    10,000/20,000        1,225/1,475
William Grieco            17,500      9,625    44,625/33,875       12,796/6,849
Gerald Perlow             22,500     12,375    45,625/33,875       12,796/6,849
Howard Phillips           23,000     12,650    51,750/39,750       19,555/9,235
Donald Robar              13,427      8,325    49,125/33,875       12,796/6,849

All Directors and
  Officers as a
  group (9 persons)      375,536   $214,673  409,875/382,625   $135,531/$89,745

     All options exercised were repriced, non-qualified options and required recognition of income by the parties exercising the options at the time of exercise. The options were exercised at $0.25 per share and the market price at the time of exercise ranged from $0.62 to $0.80 per share. To date none of the shares acquired through the exercise of these options have been sold.

     In January 2001, all 791,500 shares underlying the then outstanding employee stock options were repriced to $0.25, which was greater than the then current market price, using the existing exercise durations. The computed effect of the option repricing of $2,505 and $264,000 was charged to salaries in the fiscal years ended June 30, 2003 and 2002, respectively.

     * Michael R. Cornelison resigned his position as Executive Vice President on November 17, 2003. In consideration for continued availability during this transition period, the company will provide Mr. Cornelison with six months additional salary beyond his resignation date. After six months, the Company will purchase his shares for $1.00 per share and buy back his option rights based on a cashless exercise of $1.00 per share.

Employee Stock Purchase Plan

     The employee stock purchase plan provides for the purchase of Class A common stock at 85% of the fair market value at specific dates, to encourage stock ownership by all eligible employees. A maximum of 500,000 shares may be issued under this plan. Under the Employee Stock Purchase Plan all employees who work in excess of 20 hours per week and more than five months per year, with the exception of over 5% owners, may purchase shares of PHC, Inc. class A common stock through payroll deduction. The price per share will be the lesser of 85% of the average of the bid and ask price on the first day of the plan period or the last day of the plan period. Plan periods are one year in duration and are designated by the Board of Directors.

                                    -- 18 --

     The 2003 plan period ended on January 31, 2003. During that period a total of 19,014 shares were issued at a purchase price of $0.35. Of the shares issued 13,713 were issued to the three eligible officers of the company resulting in compensation of $821 as indicated in the compensation table above. Another plan period is currently in effect and scheduled to end on January 31, 2004. Two of the three eligible officers are currently participating in this plan.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company receive no compensation for services as members of the Board. Directors who are not employees of the Company receive $5,000 stipend per year and $1,250 for each Board meeting they attend. In addition, directors of the Company are entitled to receive certain stock option grants under the Company's Non-Employee Director Stock Option Plan (the "Director Plan"). In January 2003 options to purchase 40,000 shares of class A common stock at an exercise price of the then current market price of $0.74 were issued under this plan. These options are included in the table above.

            PROPOSAL TO ADOPT THE 2003 STOCK PURCHASE AND OPTION PLAN

     On September 22, 2003, the Board of Directors of the Company voted to adopt, pending shareholder approval, a new stock purchase and option plan to replace the plan that expired on August 26, 2003. Prior to it's expiration the company had available 2,000,000 options. Of that number 1,828,500 were issued, 600,250 were exercised, 351,750 expired, and 876,500 remain outstanding. The shares underlying the options not issued will be deregistered. The new plan is, in it's design, a duplicate of the 1993 Stock Purchase and Option Plan which it replaces. If approved a maximum of 1,300,000 shares of Class A common stock will be available to be issued under the plan. The purpose of the plan is to permit the continuing grant of stock options to employees, officers, directors and consultants which the Board of Directors believes is necessary to continue to attract and retain such persons, particularly in view of the fact that the Company's business is dependent upon its human resources. The executive officers and directors of the Company are eligible to receive options and restricted stock under the Stock Plan and will therefore benefit from such approval. The Company plans to register the shares to be issued under the stock plan on form S-8 to be filed by the Company under the Securities Act of 1933.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
             THE ADOPTION OF THE 2003 STOCK PURCHASE AND OPTION PLAN

                   Description of the proposed 2003 Stock Plan

     General. The Stock Plan, was originally adopted by the Board of Directors on September 22, 2003 to allow for options to be issued to individuals to purchase up to 1,300,000 shares of class A common stock.

     The Board of Directors will administer the Stock Plan. Under the Stock Plan, the Board of Directors has the authority to select the recipients of options or restricted stock and determine the terms of the options or restricted stock granted, including: (i) the number of shares; (ii) option exercise terms;


                                    -- 19 --

(iii) the exercise or purchase price (which in the case of an incentive stock option cannot be less than the fair market value of the Class A Common Stock on the date of grant); (iv) the type and duration of transfer or other restrictions; and (v) the time and form of payment for restricted stock and upon exercise of options. Generally, an option is not transferable by the option holder except by will or by the laws of descent and distribution. Also, generally, no incentive stock option may be exercised more than 60 days following termination of employment. In the event that termination is due to death or disability, however, the option is exercisable for a period of one year following such termination. Options granted generally become exercisable in equal installments over a three-year period on the first, second and third anniversaries of the grant date and expire on the fifth anniversary of the grant date; however, some options may be issued for other terms and vesting at the descretion of the Board of Directors.

     Employee Stock Purchase and Option Plan Federal Income Tax Information. Set forth below is a general summary of the federal income tax consequences to the Company and to recipients who receive options or restricted stock under the Stock Plan. The following summary is not intended to be exhaustive, does not address certain special federal tax provisions, and does not address state, municipal or foreign tax laws.

     Tax Treatment of Non-Qualified Stock Options. Under Section 83 of the Code, optionees realize no taxable income when a non-qualified stock option ("NSO") is granted. Instead, the difference between the fair market value of the stock and the option price paid is taxed as ordinary compensation income, on or after the date on which the option is exercised. The difference is measured and taxed as of the date of exercise if the stock is not subject at that time to a "substantial risk of forfeiture," as defined in Section 83. To the extent that the stock is subject to a substantial risk of forfeiture, the difference is measured as of the date or dates on which the risk terminates. The Stock Plan permits the Compensation Committee to impose repurchase rights on stock acquired upon exercise of options that would constitute such a "substantial risk of forfeiture." If such repurchase rights are imposed, the optionee would recognize taxable income and incur a tax liability, and the optionee's holding period for tax purposes would commence, in the year or years that the substantial risk of forfeiture terminates with respect to the stock.

     Alternatively, an optionee holding an NSO may elect, within thirty days after the option is exercised, in accordance with Section 83(b), to be taxed on the difference between the option exercise price and the fair market value of the stock on the date of exercise even though the stock acquired is subject to a substantial risk of forfeiture. If the optionee makes this election, subsequent changes in the value of the Common Stock at the time the forfeiture provisions lapse will not result in ordinary compensation income to the optionee.

     The Company receives no tax deduction on the grant of an NSO, but is entitled to a tax deduction when the optionee recognizes taxable income on or after exercise of the option, in the same amount as the income recognized by the optionee.

     Tax Treatment of Incentive Stock Options. Under Section 422 of the Code, an optionee incurs no federal income tax liability on either the grant or exercise of an incentive stock option ("ISO"). Provided that the stock is held for at least one year after the date of exercise of the option and at least two years


                                    -- 20 --
after its date of grant, any gain realized on the subsequent sale of stock will be taxed as long-term or short-term capital gain depending on the holding period since the date of exercise. If the stock is disposed of within a shorter period, the optionee will be taxed, with respect to the gain realized, as if he or she had then received ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and its fair market value on the date on which the option was granted. The balance of the gain realized will be taxed as capital gain, long-term or short-term depending on the holding period since the date of exercise.

     The Company receives no tax deduction on the grant or exercise of an ISO, but is entitled to a tax deduction if the optionee recognizes ordinary compensation income on account of a premature disposition of ISO stock in the same amount and at the same time as the optionee's recognition of income.

     Tax Treatment of Purchases of Restricted Stock. An employee or consultant who receives a grant of restricted stock generally will not recognize taxable income at the time such stock is received, but will recognize ordinary compensation income when the transfer and forfeiture restrictions lapse in an amount equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount, if any, paid by the employee or consultant for the restricted stock. Alternatively, an employee or consultant receiving restricted stock may elect, in accordance with Section 83(b) of the Code, to be taxed on the excess of the fair market value of the shares of restricted stock at the time of grant over the amount, if any, paid by the employee or consultant, notwithstanding the transfer and forfeiture restrictions on the stock. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the employee or consultant. The full amount of dividends or other distributions of property made with respect to restricted stock prior to the lapse of the transfer and forfeiture restrictions will constitute ordinary compensation income to the employee or consultant and the Company will be entitled to a deduction at the same time and in the same amount.


                              APPROVAL OF AUDITORS

     The Board has selected the firm of BDO Seidman, LLP, independent certified public accountants, as auditors of the Company for the fiscal year ending June 30, 2004 and is submitting the selection to stockholders for approval. The Board recommends a vote "FOR" this proposal. Unless the proxy indicates otherwise, the shares represented by the enclosed proxy will be voted to approve such selection.

     Although there is no legal requirement that this matter be submitted to a vote of stockholders, the Board believes that the selection of independent auditors is of sufficient importance to seek stockholder ratification. In the event BDO Seidman, LLP is not ratified by the affirmative vote of the holders of shares representing a majority of the votes cast at the Annual Meeting, the Board may reconsider its selection. A representative of BDO Seidman, LLP is expected to attend the Annual Meeting. Such representative will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.



                                    -- 21 --

Independent Auditor Fees

     Audit Fees. BDO Seidman, LLP billed the Company an aggregate of $90,000 for professional services rendered in connection with its audit of the Company's financial statements for the fiscal year ended June 30, 2003 and its review of the Company's quarterly reports on Form 10-QSB during fiscal 2003.

     Financial Information Systems Design and Implementation. During fiscal 2003, BDO Seidman, LLP did not directly or indirectly, operate, or supervise the operation of, the Company's information systems or manage the Company's local area network, nor did BDO Seidman, LLP design or implement a hardware or software system that aggregates source data underlying the financial statements of the Company or generates information that is significant to the Company's financial statements taken as a whole.

     All Other Fees. BDO Seidman, LLP billed the Company an additional $9,265 for the preparation of state income tax returns and $5,000 for other professional services rendered during fiscal 2003 for services not otherwise described above. All other fees relate to services traditionally provided by auditors including work performed in connection with income tax audits and other services, which are compatible with BDO Seidman, LLP's independence.

     The Company's Audit Committee considered the non-audit services rendered by BDO Seidman, LLP during fiscal 2003, as described under the caption " All Other Fees" above, and determined that such services were compatible with BDO Seidman, LLP's independence.

       THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE ABOVE SELECTION

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Based on a review of Forms 3 and 4 furnished to the Company, all directors, officers and beneficial owners of more than ten percent of any class of equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act filed on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Indebtedness

     For approximately the last fourteen years, Bruce A. Shear, a director and the President and Chief Executive Officer of the Company, and persons affiliated and associated with him have made a series of unsecured loans to the Company and its subsidiaries to enable them to meet ongoing financial commitments. The borrowings generally were entered into when the Company did not have financing available from outside sources and, in the opinion of the Company, were entered into at market rates given the financial condition of the Company and the risks of repayment at the time the loans were made. As of June 30, 2003, the Company owed an aggregate of $100,000 to related parties.

     During the period ended June 30, 2003, the Company paid Mr. Shear and affiliates approximately $119,647 in principal and accrued interest under various unsecured notes to meet short term working capital requirements. As of June 30, 2003, the Company owed Tot Care, Inc., an affiliate of Bruce A. Shear, $100,000 on promissory notes dated May 28, 1998 and June 9, 1998 which bear interest at the rate of 12% per year and are payable on demand.


                                    -- 22 --

                    STOCKHOLDER PROPOSALS FOR 2004 MEETING

     Proposals of stockholders intended to be presented and director nominations intended to be made at the 2004 Annual Meeting of Stockholders must be received by the Company at its principal office, 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, Attention: Paula C. Wurts, Assistant Clerk, not later than July 23, 2004 for inclusion in the proxy statement for that meeting. Any proposal of a stockholder to be presented at the Company's annual meeting of stockholders in 2004, which has not been included in the Company's proxy material, must be received not later than October 4, 2004 to be considered timely.



                                    -- 23 --

                                  OTHER MATTERS

     The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

     The board of directors of PHC, INC. is making this solicitation and the expenses thereof will be borne by PHC, Inc. The principal solicitation is being made by mail; however, additional solicitations may be made by telephone, telegraph, or personal interview by officers of PHC, Inc. or employees of D. F. King & Co., Inc. PHC, Inc. expects to reimburse brokerage houses, banks and other fiduciaries for reasonable expenses of forwarding proxy materials to beneficial owners. The fee of D. F. King & Co., Inc is estimated to be $4,000 plus customary additional payments for telephone solicitations and reimbursement of certain out-of-pocket expenses.


                                            By order of the Board of Directors


                                       /s/  Paula C. Wurts
                                            Paula C. Wurts, Assistant Clerk

November 24, 2003

     The Board hopes that stockholders will attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.






                                    -- 23 --

                     REVOCABLE PROXY - CLASS A COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2003 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 2003 Annual Meeting of Stockholders and Annual Report on Form 10-KSB for fiscal year ended June 30, 2003 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of the Company held of record by the undersigned on November 7, 2003 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (Boston time), on December 30, 2003 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED, OR IF NO DIRECTION IS MADE, FOR SUCH PROPOSALS, AND IN ACCORDANCE WITH THE
DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. THE UNDERSIGNED STOCKHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

             (Continued And To Be Signed And Dated On Reverse Side)




                                     (BACK)



                                    -- 24 --

                FORM OF PROXY FOR CLASS A COMMON STOCK SHAREHOLDERS

[X}  Please mark your
     votes as in this
     example.

                        Nominees:
                          Donald E. Robar
                          Gerald M. Perlow

                                  WITHHOLD                     FOR       ABSTAIN
                             FOR  AUTHORITY                         AGAINST
1. To elect  Donald E. Robar [  ]   [  ]     2. To approve the [  ]  [  ]  [  ]
   and Gerald  M. Perlow     [  ]   [  ]        Company's 2003 Stock Purchase
   as the Class A Directors of the company,     and Option Plan  with a maximum
   each to hold the office until the annual     of 1,300,000 shares which may be
   meeting next following his election:         issued under the plan.

  For all nominees except as noted below:    3. To ratify the  [  ]  [  ]  [  ]
 __________________________________________     selection by the Board of
                                                Directors of BDO Seidman, LLP as
                                                the Company's independent
                                                auditors for the 2004 fiscal
                                                year.

                                             4. In their discretion, the Proxies
                                                are authorized to vote upon
                                                such other matters as may
                                                properly come before the meeting
                                                or any adjournment or
                                                postponetment thereof.


                                            PLEASE  MARK, SIGN, DATE AND  RETURN
                                            THIS  PROXY CARD  USING THE ENCLOSED
                                            ENVELOPE.

SIGNATURE                     DATE                                         DATE
                                             (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership name.

                                     (FRONT)



                                    -- 25 --

                     REVOCABLE PROXY - CLASS B COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2003 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 2003 Annual Meeting of Stockholders and Annual Report on Form 10-KSB for fiscal year ended June 30, 2003 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class B Common Stock of the Company held of record by the undersigned on November 7, 2003 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (Boston time), on December 30, 2003 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED, OR IF NO DIRECTION IS MADE, FOR SUCH PROPOSALS, AND IN ACCORDANCE WITH THE
DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. THE UNDERSIGNED STOCKHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

             (Continued And To Be Signed And Dated On Reverse Side)




                                     (BACK)



                                    -- 26 --

              FORM OF PROXY FOR CLASS B COMMON STOCK SHAREHOLDERS

 [X}   Please mark your
       votes as in this
       example.
                        Nominees:
                          Bruce A. Shear
                          Howard W. Phillips
                          William F. Grieco
                          David E. Dangerfield

                                  WITHHOLD                     FOR       ABSTAIN
                             FOR  AUTHORITY                         AGAINST
1. To elect  Bruce A. Shear  [  ]   [  ]     2. To approve the [  ]  [  ]  [  ]
   Howard W. Phillips, William F. Grieco        Company's 2003 Stock Purchase
   and David E. Dangerfield as the Class B      and Option Plan with a maximum
   Directors of the Company, each to hold       of 1,300,000 shares which may be
   the office until the annual meeting          issued under the plan.
   next following his election.
                                             3. To ratify the  [  ]  [  ]  [  ]
                                                selection by the Board of
   For, all nominees except as noted below      Directors of BDO Seidman, LLP as
 __________________________________________     the company's independent
                                                auditors for the 2004 fiscal
                                                year.

                                             4. In their discretion, the Proxies
                                                are authorized to vote upon
                                                such other matters as may
                                                properly come before the meeting
                                                or any adjournment or
                                                postponetment thereof.

                                             PLEASE MARK, SIGN, DATE AND RETURN
                                             THIS PROXY CARD  USING THE ENCLOSED
                                             ENVELOPE.


SIGNATURE                     DATE                                         DATE
                                             (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership name.


                                    (FRONT)




                                    -- 27 --

Appendix A

                                    PHC, INC.

                       2003 STOCK PURCHASE AND OPTION PLAN

1.   Purpose
     The purpose of this PHC, Inc. 2003 Stock Purchase and Option Plan (the "Plan") is to provide for (i) the grant of incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to certain key employees of PHC, Inc. (the "Company") and its subsidiaries, (ii) the grant of non-qualified stock options to certain employees (including leased employees), directors, consultants and others whose efforts are important to the success of the Company and its subsidiaries, and (iii) direct purchases of restricted stock in the Company ("Restricted Stock") by certain employees (including leased employees), directors, and consultants of the Company and its subsidiaries. As used in this Plan, the term "subsidiary" shall mean a subsidiary corporation as defined in Section 424(F) OF THE code. All incentive stock options and non-qualified stock options, which may be grated under this Plan, are hereinafter referred to as "Options".

2.   Administration of Plan
     This Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall have the right, in its discretion, to delegate any and all of its powers hereunder to a Compensation Committee (the "Committee") of two or more of its members. In the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each member of the Committee shall be a "disinterested person" as defined in Rule 16b-3 under the Exchange Act. Subject to the terms of the Plan, the Committee, if so appointed, shall have the authority to interpret the Plan, to prescribe and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for its administration. In the event that the Board delegates its powers to a Committee to administer the Plan in whole or in part, the Committee's determination with respect thereto shall not be subject to approval by the Board, and to the extent of such delegation, reference in this Plan to the Board shall be deemed to refer to the Committee.

3.   Shares Covered by Plan

     The stock subject to Options and Restricted Stock shall be authorized but unissued shares of Class A Common Stock, $.01 par value per share ("Common Stock"), of the Company, or shares of Common Stock re-acquired by the Company in any manner. The aggregate number of shares, which may be issued pursuant to the Plan, is 1,300,000, subject to adjustment as provided in Section 11. Any such shares may be issued as incentive stock options, non-qualified stock options or Restricted Stock as long as the aggregate number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares subject to such expired or terminated Option shall again be available for grants of Options or Restricted Stock under the Plan.

4.   Eligibility
     All employees, directors, consultants and others whose efforts are important to the success of the Company shall be eligible to receive Options and Restricted Stock under this Plan; provided, that incentive stock options may be granted only to employees of the Company or its subsidiaries.

5.   Allotment of Options and Number of Shares
     The allotment of Options among the eligible grantees, the number of shares to be covered by each Option to be granted, and the designation of Options as either incentive stock options or non-qualified stock options shall be determined by the Board.

6.  Option Agreements; Terms of Options
    Each grantee to who an Option is granted (an "Optionee") shall enter into a written agreement with the Company setting forth the terms and conditions of the Option granted to him, which agreement may contain such terms, conditions and restrictions not inconsistent with the terms of the Plan as the Board shall approve in each case.

7.   Option Price
     The price to be paid by an Optionee who exercises an Option shall be determined by the Board but in the case of incentive stock options, except in the case of substituted options granted pursuant to Section 12, shall in no event be less than fair market value of the Common Stock on the date such Option is granted.

8.   Duration and Rate of Exercise of Options
     The option period shall be fixed by the Board but in any event each Option shall by its terms be exercisable no later than the expiration of ten years from the date such Option is granted.

     The Board shall determine the rate at which each Option shall be exercisable.

     The Board shall determine the manner in which each Option shall be exercisable and the timing and form of the purchase price to be paid by an Optionee upon exercise of an Option under the Plan. To the extent provided in the option agreement, payment of the purchase price may be in cash, part in cash and part by personal promissory note or in whole or in part by the surrender of a whole number of shares of previously issued Common Stock of the company. Previously issued shares of Common Stock shall be accepted as payment in an amount equal to the then fair market value of the surrendered shares.

9.   Nontransferability of Options
     Each Option granted under the Plan to any person shall by its terms not be transferable by him otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

10.  Rights as a Stockholder
     An Optionee shall have no rights as a stockholder with respect to any shares covered by his Options until he shall have become the holder of record of such shares, and no adjustment shall be made, except adjustments pursuant to
Section 11 hereof, for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights in respect of such shares for which the record dates is prior to the date on which he shall have become the holder of record thereof.

11.  Effect of Change in Stock Subject to the Plan
     If there is any change in the shares of Common Stock of the Company through the declaration of stock dividends or through recapitalizations resulting in stock split-ups or combinations or exchanges of shares or otherwise, the number of shares available for Options, the exercise price of outstanding Options, and the number of shares subject to any Option shall be appropriately adjust by the Board, and in its discretion, in such cases, fractional parts of shares may be disregarded.

     If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding,
(i) subject to the provisions of clauses (iii) and (iv) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or (ii) the Board may waive any discretionary limitations imposed pursuant to Section 8 hereof so that all options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; or (iii) all outstanding Options may be cancelled by the Board as of the effective date of such merger, consolidation or sale; or
(iv) all outstanding options may be cancelled by the board as of the date of any such merger, consolidation, liquidation or sale provided that the notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full (without regard to any discretionary limitations imposed pursuant to Section 8 hereof) during a 30-day period preceding the effective date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option but only to the extent exercisable in accordance with any discretionary limitations imposed pursuant to Section 8 prior to the effective date of such merger, consolidation, liquidation or sale.

12.  Grant of Options in Connection With Certain Acquisitions

     The Board may grant Options under the Plan in substitution for incentive stock options or non-qualified stock options granted under plans of other employers, if such grant occurs in connection with a corporate merger, consolidation, separation, reorganization, or liquidation to which the Company or any of its subsidiaries is a party, or by reason of the acquisition of property or stock of another corporation by the Company or any of its subsidiaries, provided that such transaction is a transaction to which Section 424(a) of the Code applies. The Board may impose such terms and conditions upon the grant of any incentive stock option under this Section 12 as are necessary to ensure that the substitution will qualify under Section 424(a) of the Code and will not constitute a modification of the Option under Section 424(h) of the Code, even though any such term or condition would otherwise be inconsistent with the provisions of this Plan. Options granted under the provisions of this
Section 12 may be granted at a price less than the fair market value of the Common Stock on the date such Option is granted so long as the ratio of the option price to the fair market value of the Common Stock is no more favorable to the optionee than the ratio of option price to the fair market value of the stock subject to the old option immediately before such substitution. Except as otherwise specifically provided in the agreement setting forth the terms and conditions of such an option, the provisions of this plan shall govern any options granted under this Section 12. Nothing in this Section 12 shall be deemed to authorize the grant of Options under the Plan for a number of shares in excess of the number set forth in Section 3 or to limit in any way the authority of the Board to grant substituted options in connection with such transactions other than under the Plan.

13.  Restricted Stock
     Each grant of Restricted Stock under the Plan shall be evidenced by an instrument (a "Restricted Stock Agreement") in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with such other terms and conditions as the Board, in its discretion, shall establish. The Board shall determine the number of shares of Common Stock to be issued to an eligible grantee pursuant to the grant of Restricted Stock and the extent to which payment of the purchase price may be made in cash, by personal promissory note, by other consideration, or by a combination thereof. To the extent payment of the purchase price is made by a personal promissory note, payment of the promissory note shall be secured by and entitled to the benefits of a first priority pledge of the shares of Restricted Stock to the extent that payment for such Restricted Stock is evidenced by such promissory note.

14.  Use of Proceeds
     The proceeds received by the Company from the sale of stock pursuant to the Plan may be used for general corporate purposes.

15.  Amendment and Discontinuance

     The Board may from time to time alter or suspend and at any time discontinue the Plan. However, no action of the Board may, without the approval of the stockholders, increase the maximum number of shares to be offered for sale under the Plan in the aggregate (other than according to the terms of Section 11 above), modify the provisions of Section 4 hereof regarding eligibility, reduce the purchase price at which shares may be offered pursuant to Options (other than according to the terms of Section 11), extend the expiration date of the Plan or otherwise materially increase the benefits to participants under the Plan; nor may any action of the Board or the stockholders alter or impair the rights of an Optionee or purchaser of Restricted Stock under any outstanding Option or share of Restricted Stock previously granted under the Plan, without the consent of the holder of the Option or Restricted Stock.

16.  Withholding of Additional Income Taxes
     The Company, in accordance with the Code, may, upon exercise of a non-qualified stock option or the purchase of common Stock for less than its fair market value or the lapse of restrictions on Restricted Stock or the making of a Disqualifying Disposition (as defined in Section 17 below) require the employee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income.



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

  17. Notice to Company of Disqualifying Disposition Each employee who receives incentive stock options shall agree to notify the Company in writing immediately after the employee makes a disqualifying disposition of any Common Stock received pursuant to the exercise of an incentive stock option (a "Disqualifying Disposition"). Disqualifying Disposition means any disposition (including any sale) of such stock before the later of (a) two years after the employee was granted the incentive stock option under which he acquired such stock, or (b) one year after the employee acquired such stock by exercising such incentive stock option. If the employee had died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition will thereafter occur.

18.  Effective Date and Termination Date

    The Plan and any amendment hereto requiring stockholder approval shall become effective upon the date of its adoption by the Board, subject, however to approval by the stockholders of the Company within twelve months of such date. The Plan shall remain in effect until terminated by the Board, but no later than ten years after the date the Plan is initially adopted by the Board, or is approved by the shareholders, whichever first occurs.

     The Plan was initially adopted by the Board of Directors of PHC, Inc. on September 22, 2003.

     The Plan is being presented to the stockholders of PHC, Inc. for approval at the December 30, 2004 annual stockholders meeting.









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